Supplement dated September 14, 2023
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI), as supplemented, of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Variable Series Trust II
CTIVP (VP) - TCW Core Plus Bond Fund	Prospectus and Summary Prospectus Dated 5/1/2023 SAI Dated 5/1/2023
Effective immediately, the portfolio manager information for TCW Investment Management Company LLC (TCW) under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Laird Landmann	Co-Director of Fixed Income and Group Managing Director of TCW	Co-Portfolio Manager	2014
Stephen Kane, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Bryan Whalen, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Jerry Cudzil	Generalist Portfolio Manager	Co-Portfolio Manager	September 2023
Ruben Hovhannisyan, CFA	Generalist Portfolio Manager	Co-Portfolio Manager	September 2023
Effective December 31, 2023, Laird Landmann will no longer serve as a portfolio manager for the Fund.
The rest of the section remains the same.
Effectively immediately, the portfolio manager information for TCW under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Laird Landmann	Co-Director of Fixed Income and Group Managing Director of TCW	Co-Portfolio Manager	2014
Stephen Kane, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Bryan Whalen, CFA	Group Managing Director and Co-Chief Investment Officer – Fixed Income of TCW	Co-Portfolio Manager	2014
Jerry Cudzil	Generalist Portfolio Manager	Co-Portfolio Manager	September 2023
Ruben Hovhannisyan, CFA	Generalist Portfolio Manager	Co-Portfolio Manager	September 2023
Mr. Landmann joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Landmann was a portfolio manager and a founding partner with MetWest since 1996. Mr. Landmann began his investment career in 1986 and earned a B.S. from Dartmouth College and an M.B.A. from the University of Chicago Booth School of Business.
Mr. Kane joined TCW in 2009 during the acquisition of Metropolitan West Asset Management, LLC (MetWest). Prior to joining TCW in December 2009, Mr. Kane was a portfolio manager and a founding partner with MetWest since 1996. Mr. Kane began his investment career in 1990 and earned a B.S. from the University of California, Berkeley and an M.B.A. from the University of Chicago Booth School of Business.
Mr. Whalen joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in December 2009, Mr. Whalen was co-head of MetWest’s Securitized Products division. Mr. Whalen began his investment career in 1997 and earned a B.A. from Yale University.
Mr. Cudzil joined TCW in 2012. Prior to joining TCW in 2012, Mr. Cudzil was a High Yield Bond Trader for Morgan Stanley and Deutsche Bank. Mr. Cudzil began his investment career in 1997 and earned a B.A. from the University of Pennsylvania.
Mr. Hovhannisyan joined TCW in 2009 during the acquisition of MetWest. Prior to joining TCW in 2009, Mr. Hovhannisyan was a Collateralized Debt Obligations Specialist and member of the portfolio risk management group. Mr. Hovhannisyan began his investment career in 2006 and earned a B.A. from the University of California, Los Angeles (UCLA) and an M.B.A. from UCLA Anderson School of Management.
Effective December 31, 2023, Laird Landmann will no longer serve as a portfolio manager for the Fund.
The rest of the section remains the same.
SUP7037-0001_(09/23)

Effective immediately, the information for the Fund under the subsection "The Investment Manager and Subadvisers — Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby superseded and replaced with the following:

		Other accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2022, unless otherwise noted
VP – TCW Core Plus Bond Fund	TCW: Jerry Cudzil(c)	5 RICs 12 PIVs 21 other accounts	$922.83 million $4.86 billion $7.71 billion	7 PIVs ($3.01 B)	TCW	TCW
	Ruben Hovhannisyan(c)	2 RICs 1 other account	$54.50 million $46.89 million	None
	Stephen Kane	33 RICs 23 PIVs 188 other accounts	$93.01 billion $14.64 billion $46.45 billion	3 PIVs ($415.90 M) 10 other accounts ($5.19 B)
	Laird Landmann(d)	30 RICs 48 PIVs 204 other accounts	$96.01 billion $18.47 billion $54.43 billion	25 PIVs ($3.77 B) 9 other accounts ($6.82 B)
	Bryan Whalen	30 RICs 44 PIVs 224 other accounts	$95.16 billion $17.20 billion $59.90 billion	18 PIVs ($752.80 M) 12 other accounts ($7.78 B)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c) The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2023.
(d) Effective December 31, 2023, Laird Landmann will no longer serve as a portfolio manager for the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP7037-0001_(09/23)